UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Nexstar Media Group, Inc. (the “Company” or “Nexstar”) held its Annual Meeting of Stockholders (the “Meeting”) on June 16, 2026. A total of 30,538,965 shares of Common Stock were issued and outstanding as of the record date of the Meeting, April 20, 2026, and a total of 28,662,649 shares were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026 (the “2026 Proxy Statement”).

Proposal 1

The voting results of the proposal to elect nine nominees to each serve as director until the 2026 annual meeting of stockholders were as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Perry A. Sook	26,191,038	796,925	14,308	1,660,378
Geoff Armstrong	24,856,702	2,130,552	15,017	1,660,378
Bernadette S. Aulestia	26,887,852	97,771	16,648	1,660,378
Jay M. Grossman	22,231,210	4,756,033	15,028	1,660,378
Ellen Johnson	26,767,886	218,547	15,838	1,660,378
C. Thomas McMillen	25,591,338	1,391,724	19,209	1,660,378
Lisbeth McNabb	24,534,861	2,448,627	18,783	1,660,378
John R. Muse	22,260,293	4,721,383	20,595	1,660,378
Tony Wells	26,861,174	126,156	14,941	1,660,378

Proposal 2

The voting results of the proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2025 as reported in the Company’s 2026 Proxy Statement, were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
25,392,200	1,563,609	46,462	1,660,378

Proposal 3

The voting results of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 were as follows:

FOR	AGAINST	ABSTENTIONS
27,832,434	809,166	21,049

Proposal 4

The voting results of the proposal to approve the 2026 Long-Term Omnibus Incentive Plan were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
26,214,589	763,457	24,225	1,660,378

Item 7.01. Regulation FD Disclosure.

On June 16, 2026, the Company announced that at its Meeting, stockholders voted to elect all nominees up for election to Nexstar’s Board of Directors, affirm the executive compensation of the Company’s named executive officers, ratify PricewaterhouseCoopers LLP as Nexstar’s registered public accounting firm for the fiscal year ending December 31, 2026 and approve the 2026 Long-Term Omnibus Incentive Plan. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included under this Item 7.01 and in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Nexstar Media Group, Inc. dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Lee Ann Gliha
Date: June 16, 2026	Name:	Lee Ann Gliha
	Title:	Chief Financial Officer
(Principal Financial Officer)